                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of

                            Mercator Software, Inc.

           Tendered Under the Offer to Purchase dated August 8, 2003

   THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MONDAY, SEPTEMBER 8, 2003, UNLESS THE TENDER OFFER IS EXTENDED.

                    The depositary for the tender offer is:

                              THE BANK OF NEW YORK

              BY MAIL:                   BY HAND OR OVERNIGHT DELIVERY:       FOR NOTICE OF GUARANTEED DELIVERY:
                                                                               (for Eligible Institutions only)

        The Bank of New York                  The Bank of New York                By Facsimile Transmission:
    Tender & Exchange Department          Tender & Exchange Department-                 (212) 815-6433
           P.O. Box 11248                            11 West
        Church Street Station                  101 Barclay Street              To Confirm Facsimile Transmission
       New York, NY 10286-1248             Receive and Deliver Window-                       Only:
                                                  Street Level                          (212) 815-6212
                                               New York, NY 10286

                 The information agent for the tender offer is:
                                [INNISFREE LOGO]

                 Banks and Brokers Call Collect: (212) 750-5833
                   ALL OTHERS CALL TOLL FREE: (888) 750-5834

     List below each certificate number, the number of shares represented by each certificate and the number of such shares tendered. If the space provided below is inadequate, list such information on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------

     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
            (PLEASE FILL IN EXACTLY AS NAME(S)                                    CERTIFICATE(S) TENDERED
                APPEAR ON CERTIFICATE(S))                              (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES          NUMBER OF
                                                                 CERTIFICATE            REPRESENTED BY             SHARES
                                                                  NUMBER(S)*           CERTIFICATE(S)*           TENDERED**
                                                           ----------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           Total Shares Tendered*
---------------------------------------------------------------------------------------------------------------------------------

   [ ] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. Please call The Bank of New York, at (800) 507-9357, to obtain an affidavit of loss and for further instructions. See Instruction 11.

   * Need not be completed if shares are delivered by book-entry transfer.

  ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

     All questions regarding the offer should be directed to Innisfree M&A Incorporated, the information agent, or Bear, Stearns & Co. Inc., the dealer manager, at their respective addresses and telephone numbers set forth on the back cover page of this Letter of Transmittal and the Offer to Purchase.

     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE OFFER TO PURCHASE SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE FOR THE DEPOSITARY DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO ASCENTIAL SOFTWARE CORPORATION, GREEK ACQUISITION CORPORATION, MERCATOR SOFTWARE, INC., THE DEALER MANAGER OF THE TENDER OFFER OR THE INFORMATION AGENT OF THE TENDER OFFER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, or any other "qualified" registered securities depository, referred to as the "book-entry transfer facility," under Section 3 of the Offer to Purchase.

     Stockholders who desire to tender shares under the offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Account Number:

To The Bank of New York:

     The undersigned hereby tenders to Greek Acquisition Corporation, a Delaware corporation ("Purchaser") and wholly owned subsidiary of Ascential Software Corporation, a Delaware corporation ("Ascential"), the above-described shares of common stock, par value $0.01 per share, of Mercator Software, Inc. ("Mercator") (including the associated preferred stock purchase rights) for $3.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 8, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the "offer."

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Purchaser and hereby irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of Purchaser, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

          (a) deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on Mercator's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

     The undersigned hereby covenants, represents and warrants that:

          (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          (b) when and to the extent Purchaser accepts the shares for purchase, Purchaser will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

          (c) on request, the undersigned will execute and deliver any additional documents the depositary or Purchaser or Ascential deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing the shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price of $3.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the tender offer and that Purchaser will return at its expense any share tendered but not purchased promptly following the expiration date.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser and Ascential may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not accept for payment the shares tendered hereby. The undersigned understands that certificate(s) for any shares tendered and not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Purchaser has no obligation, under the Special Payment or Delivery Instructions below, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer if Purchaser purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by Purchaser for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the tender offer.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by Purchaser will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.


    ----------------------------------------------------------------------

                         SPECIAL PAYMENT INSTRUCTIONS
                     (See Instructions 1, 4, 5, 6 and 7)

         To be completed ONLY if the check for the purchase price of shares purchased is to be issued in the name of someone other than the undersigned.

    Issue check to:

    Name:
    ----------------------------------------------------------------------
                                (Please Print)
    Address:  ------------------------------------------------------------

              ------------------------------------------------------------
                             (Including Zip Code)
              ------------------------------------------------------------
                (Tax Identification or Social Security Number)
                 (See Substitute Form W-9 Included Herewith)
    ----------------------------------------------------------------------


    ----------------------------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 4, 5 and 7)

         To be completed ONLY if the check for the purchase price of shares purchased is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

    Deliver check to:

    Name:
    ----------------------------------------------------------------------
                                (Please Print)
    Address:  ------------------------------------------------------------

              ------------------------------------------------------------
                             (Including Zip Code)
              ------------------------------------------------------------
                (Tax Identification or Social Security Number)
                 (See Substitute Form W-9 Included Herewith)
    ----------------------------------------------------------------------

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                          CAREFULLY BEFORE COMPLETING

    -----------------------------------------------------------------------------------------------------------

                                             STOCKHOLDER(S) SIGN HERE
                                            (See Instructions 1 and 5)

                              (Please Complete Substitute Form W-9 Included Herewith)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.

                               ----------------------------------------------------------------------

                               ----------------------------------------------------------------------
                                                  (Signature(s))

    Dated: -------- , 2003

    Name(s):                   ------------------------------------------------------------
                                                  (Please Print)

    Capacity (full title): ----------------------------------------------------------------

    Address: -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------
                                                (Include Zip Code)

    (Area Code) Telephone Number:  -------------------------------------------------

    Tax Identification or Social Security Number:  ------------------------------------
    -----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                             GUARANTEE OF SIGNATURE(S)
                      (If required, see Instructions 1 and 5)

            ------------------------------------------------------------
                                Authorized Signature

            ------------------------------------------------------------
                                      Name(s)

            ------------------------------------------------------------
                                       Title

            ------------------------------------------------------------
                                    Name of Firm

            ------------------------------------------------------------
                                      Address

            ------------------------------------------------------------
                            (Area Code) Telephone Number

    Dated:  ------------------------------------ , 2003

    ----------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                FORMING PART OF THE TERMS OF THE TENDER OFFER OF

                            MERCATOR SOFTWARE, INC.

     1. GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

     In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the depositary or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message (as defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date.

     The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Purchaser and Ascential may enforce such agreement against such participant.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three Nasdaq National Market trading days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the expiration date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     Purchaser will not accept any alternative or contingent or conditional tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the number of shares represented by each certificate and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. Not applicable to stockholders who tender by book-entry transfer. If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Purchaser and Ascential of their authority to so act.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Purchaser or Ascential will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

     (a) payment of the purchase price is to be made to any person other than the registered holder(s);

     (b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal; then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

     8. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Purchaser and Ascential in their sole discretion, which determinations shall be final and binding on all parties. Purchaser and Ascential reserve the absolute right to reject any or all tenders of shares either determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser or Ascential, be unlawful. Purchaser and Ascential also reserve the absolute right to waive, with respect to all stockholders, any of the conditions of the tender offer and to waive any defect or irregularity in the tender of any particular shares, and Ascential's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser or Ascential shall determine. None of Purchaser, Ascential, the dealer manager (as defined in the Offer to Purchase), the depositary, the information agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     9. SUBSTITUTE FORM W-9. A tendering stockholder is required to provide the depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such TIN is correct, that such stockholder is not subject to backup withholding of U.S. federal income tax, and that such stockholder is a U.S. person (including a U.S. resident alien). If a tendering stockholder is subject to backup withholding, the tendering stockholder must cross out Item (2) in Part 3 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to backup withholding on any payments made to such stockholder at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate is 28%), but such withholdings will be refunded if such stockholder provides a TIN within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should submit an appropriate and properly completed IRS Form W-8BEN (or similar form), a copy of which may be obtained from the depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

                 The information agent for the tender offer is:

                                [INNISFREE LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                 Banks and Brokers Call Collect: (212) 750-5833
                   ALL OTHERS CALL TOLL FREE: (888) 750-5834

     11. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify The Bank of New York, the transfer agent for the shares, of that fact by calling The Bank of New York at (800) 507-9357 and asking for instructions on obtaining a replacement certificate(s). The Bank of New York will require you to complete an affidavit of loss and return it to The Bank of New York. Such stockholder will then be instructed by The Bank of New York as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder whose tendered shares are accepted for payment is required to provide the depositary with such stockholder's correct TIN on the Substitute Form W-9 on the following page. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If such stockholder is subject to backup withholding, such stockholder must cross out Item (2) of Part 3 on the Substitute Form W-9. If the depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder may be subject to backup withholding at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate is 28%).

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate and properly completed IRS Form W-8BEN (or similar form), attesting to that individual's exempt status. Such a Form W-8BEN may be obtained from the depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, check the exempt payee box in Part 2 of the Substitute Form W-9 on the following page and sign, date and return the Substitute Form W-9 to the depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the depositary is required to withhold tax on any payments made to the stockholder at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate is 28%). Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the Offer to Purchase, the stockholder is required to notify the depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the depositary the Social Security Number of the record holder of the shares. If the shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in Part 1 of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that "Applied For" is written in Part 1 of the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the depositary. However, such amounts will be refunded to such tendering stockholder if a TIN is provided to the depositary within 60 days.

----------------------------------------------------------------------------------------------------------------
                                       PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------

        SUBSTITUTE          PART 1 -- TAXPAYER IDENTIFICATION NUMBER --    ------------------------------------
         FORM W-9           Please provide your TIN in the box at the             SOCIAL SECURITY NUMBER
DEPARTMENT OF THE TREASURY  right and certify by signing and dating
 INTERNAL REVENUE SERVICE   below. If awaiting TIN, write "Applied For."                    OR
                                                                           ------------------------------------
                                                                              EMPLOYER IDENTIFICATION NUMBER
                            ------------------------------------------------------------------------------------

   PAYER'S REQUEST FOR      PART 2 -- For Payees Exempt from Backup Withholding -- Check the box if you are NOT
 TAXPAYER IDENTIFICATION    subject to backup withholding.  [ ]
      NUMBER ("TIN")
                            ------------------------------------------------------------------------------------
                            PART 3 -- CERTIFICATION -- Under penalties of perjury, I certify that:
                            (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                            (2) I am not subject to backup withholding because: a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                            (3) I am a U.S. person (including a U.S. resident alien).
                            CERTIFICATION INSTRUCTIONS -- You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
----------------------------------------------------------------------------------------------------------------

               Signature: ------------------------------------------ Date: ----------------------
----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                  IF YOU WROTE 'APPLIED FOR' INSTEAD OF A TIN
                           IN THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number.

Signature: ------------------------------ Date: -------------------------

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

     Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the information agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

                 The information agent for the tender offer is:

                                [INNISFREE LOGO]

                        501 Madison Avenue, 20(th) Floor
                            New York, New York 10022
                 Banks and Brokers Call Collect: (212) 750-5833
                   ALL OTHERS CALL TOLL FREE: (888) 750-5834

                  The dealer manager for the tender offer is:

                            BEAR, STEARNS & CO. INC.
                               383 Madison Avenue
                            New York, New York 10179
                         Call Toll Free: (866) 260-3054